UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2014

Trade Street Residential, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32365	13-4284187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19950 West Country Club Drive, Suite 800, Aventura, Florida	33180
(Address of Principal Executive Offices)	(Zip Code)

(786) 248-5200
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01. Entry into a Material Definitive Agreement

On May 13, 2014, the Board of Directors (the “Board”) of Trade Street Residential, Inc. (the “Company”) approved a new form of indemnification agreement and authorized the Company to enter into the form of indemnification agreement with each of the Company’s directors and executive officers (collectively, the “Indemnitees”). The Company expects that each of its directors and executive officers will execute such agreement, which supersedes all previously existing indemnification agreements between the Indemnitees and the Company. Under the form of indemnification agreement, among other things:

•	The Indemnitees are indemnified, to the fullest extent permitted by the laws of the State of Maryland and subject to certain exceptions, against reasonable expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually incurred, if such Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding or investigation, by reason of the fact that such person is or was or has agreed to serve at the request of the Company as a director, officer, employee or agent of the Company or another entity.

•	The Indemnitees will not be entitled to indemnification if it is established, by clear and convincing evidence, that (i) the act or omission of the Indemnitee was material to the matter(s) giving rise to the proceeding and (A) was committed in bad faith or (B) was the result of active and deliberate dishonesty; (ii) the Indemnitee actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful.

•	Subject to certain conditions and exceptions, the Company will advance expenses incurred by the Indemnitees in defending against such proceedings.

The form of indemnification agreement also sets out, among other things, the process for determining entitlement to indemnification and the procedures for enforcement of indemnification rights.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the form of indemnification agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 1.02. Termination of a Material Definitive Agreement

The information set forth in Item 1.01 is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Annual Incentive Plan

On May 13, 2014, the Compensation Committee of the Board approved the 2014 Annual Incentive Plan (the “AIP”). Under the AIP, certain officers of the Company, including Richard Ross, the Company’s Chief Executive Officer, and Ryan Hanks, the Company’s Chief Investment Officer (collectively, the “Participants”), are eligible to receive cash incentive bonus awards based on the Compensation Committee’s evaluation of the Participant’s performance during the fiscal year ending December 31, 2014. For the fiscal year ending December 31, 2014, Mr. Ross and Mr. Hanks are eligible to receive target cash incentive bonus payments of $211,250 and $180,000, respectively, but the actual amount of any cash incentive bonus awards will be determined in the Compensation Committee’s discretion. For future years, the Compensation Committee expects to establish performance metrics to determine the amount of any annual cash incentive bonus award to the Participants.

Adoption of Revised Board Compensation Plan

On May 13, 2014, the Compensation Committee of the Board adopted a revised Board compensation plan that provides for the following compensation to the Company’s directors for the fiscal year ending December 31, 2014:

Annual Base Board of Directors Retainer	Annual Non-Executive Chairman of the Board Retainer	Annual Audit Committee Chair Retainer	Annual Nominating and Corporate Governance Committee Chair Retainer	Annual Audit Committee Member Retainer
$50,000	$41,667	$8,000	$3,500	$2,500

In addition, directors will receive additional compensation of $2,000 per meeting, payable in cash, and are entitled to reimbursement for their reasonable out-of-pocket costs and expenses in attending meetings of the Board.

Mack D. Pridgen III, the Company’s Chairman, and Randolph C. Coley, the Chairman of the Company’s Nominating and Corporate Governance Committee, also will receive $180,000 and $100,000, respectively, in shares of restricted stock, which will vest in equal annual installments over a period of four years.

Evan Gartenlaub, Mike Simanovksy and Adam Sklar, all of whom joined the Board in January 2014, have waived their rights to receive any compensation from the Company for their services as directors.

Item 5.07. Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders of the Company was held on May 15, 2014 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (1) elected Randolph C. Coley, Evan Gartenlaub, Mack D. Pridgen III, Michael Simanovsky and Adam Sklar to serve on the Company’s board of directors, each for a term expiring at the 2015 annual meeting of stockholders, (2) approved the Company’s Amended and Restated 2013 Equity Incentive Plan and (3) ratified Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

The final voting results with respect to each proposal voted upon at the Annual Meeting are set forth below.

The results of the vote to elect Mr. Coley to the Company’s board of directors were as follows:

For	Withhold	Broker Non-votes
19,949,112	29,434	1,982,805

The results of the vote to elect Mr. Gartenlaub to the Company’s board of directors were as follows:

For	Withhold	Broker Non-votes
19,948,107	30,439	1,982,805

The results of the vote to elect Mr. Pridgen to the Company’s board of directors were as follows:

For	Withhold	Broker Non-votes
19,940,034	38,512	1,982,805

The results of the vote to elect Mr. Simanovsky to the Company’s board of directors were as follows:

For	Withhold	Broker Non-votes
19,942,607	35,939	1,982,805

The results of the vote to elect Mr. Sklar to the Company’s board of directors were as follows:

For	Withhold	Broker Non-votes
19,940,229	38,317	1,982,805

The results of the vote to approve the Company’s Amended and Restated 2013 Equity Incentive Plan were as follows:

For	Against	Abstain	Broker Non-votes
19,712,321	261,630	4,595	1,982,805

The results of the vote to ratify Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 were as follows:

For	Against	Abstain	Broker Non-votes
21,957,585	3,347	419	-

Item 9.01.	Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Form of Indemnification Agreement.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trade Street Residential, Inc.

Date: May 19, 2014	By:	/s/ Richard Ross
Richard Ross
Chief Executive Officer, Chief Financial Officer and President